Provisions (Policies)	6 Months Ended
Dec. 31, 2022
Statement [Line Items]
Significant events
Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.
Management has determined that a provision can only be recognised for obligations under the Framework Agreement and Samarco Germano dam decommissioning as at 31 December 2022. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted above, given their status.
Estimates
The provision for the Samarco dam failure currently only reflects the Group’s estimate of the remaining costs to complete Programs under the Framework Agreement and requires the use of significant judgements, estimates and assumptions. Based on current estimates, it is expected that approximately

80
 per cent of remaining costs for Programs under the Framework Agreement will be incurred by December
2024
.
While the provisions have been measured based on the latest information available as at 31 December 2022, changes in facts and circumstances are likely in future reporting periods and may lead to revisions to these estimates. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured.
The key estimates that may have a material impact upon the provisions in the next and future reporting periods include the:

•	number of people eligible for financial assistance and compensation and the corresponding amount of expected compensation; and

•	costs to complete key infrastructure programs.
The provision may also be affected by factors including but not limited to:

•
potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of the decisions of the Interfederative Committee along with further technical analysis, community participation required under the Governance Agreement and rulings made by the
Federal Court;

•	the outcome of ongoing negotiations with State and Federal Prosecutors, including review of Fundação Renova’s Programs as provided in the Governance Agreement;

•	actual costs incurred;

•	resolution of uncertainty in respect of the nature and extent of Samarco’s long term cash generation;

•	updates to discount and foreign exchange rates; and

•	the outcomes of Samarco’s judicial reorganisation.
In addition, the provision may be impacted by decisions in, or resolution of, existing and potential legal claims in Brazil and other jurisdictions, including the outcome of the United Kingdom group action complaint and the negotiations seeking a definitive and substantive settlement of the obligations under the Framework Agreement and the R$155 billion (approximately US$30 billion) Federal Public Prosecution Office claim.
Outcomes of the negotiations are highly uncertain and it is therefore not possible to provide a reliable estimate of potential outcomes.
Given these factors, future actual cash outflows may differ from the amounts currently provided and changes to any of the key assumptions and estimates outlined above could result in a material impact to the provision in the next and future reporting periods.